EXHIBIT 10.4

Interplay(TM)


                               AMENDED & RESTATED
                              AMENDMENT NUMBER 1 TO
                                PRODUCT AGREEMENT

                             (Hunter: The Reckoning
                                       For
                                  Xbox and PS2)

     This AMENDED & RESTATED AMENDMENT NUMBER 1 TO PRODUCT AGREEMENT ("AMENDMENT") is effective as of March 5, 2002, by and between INTERPLAY ENTERTAINMENT CORP., a Delaware corporation ("INTERPLAY") and HIGH VOLTAGE SOFTWARE, INC., an Illinois corporation ("Developer").

                                    RECITALS

     A. Interplay and Developer previously entered into a Product Agreement dated January 25, 2001 (the "ORIGINAL AGREEMENT"), providing for Developer's development of the Interplay Product entitled "Hunter: The Reckoning" for the Microsoft Xbox platform (hereinafter, the "XBOX PRODUCT").

     B. Interplay and Developer subsequently entered into that certain Amendment Number 1 to Product Agreement dated September 2001 (the "FIRST AMENDMENT"), pursuant to which, among other things, the parties: (i) amended the Xbox Product Milestone descriptions, delivery dales and mounts set forth in Schedule C to the Agreement ("Schedule C"); and (ii) modified the royalty rates applicable to the Xbox Product and conversions thereof.

     C. Prior to execution of this Amendment, (i) Developer has performed and Interplay has accepted the Xbox Product milestones #1 through #1lb of the Agreement, all as set forth in Schedule C to the First Amendment, and (ii) Interplay has paid Developer in full for the Xbox Product milestones #1 through #11a (less an outstanding current balance of $85,000).

     D. Interplay and Developer now desire to amend and restate the First Amendment in order to, among other things: (i) amend and restate the Xbox Product milestone descriptions, delivery dates and amounts set forth in Schedule C., and (ii) provide for Developer's development of a conversion of the Xbox Product to the Sony PlayStation 2 platform with a working title of "***" (hereinafter, the "PS2 PRODUCT").

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Interplay and Developer, intending to be legally bound, have agreed and do hereby agree as follows:


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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     1. INCORPORATION. This Amendment is incorporated into the Original
Agreement by this reference, and all references hereinafter to the "AGREEMENT" shall include references to the Original Agreement as amended hereby. The First Amendment shall be of no further force or effect. Unless Otherwise defined herein, thc words and phrases in this Amendment shall have thc same respective definitions given in the Original Agreement. Unless the context otherwise dictates, all references in the Original Agreement to the term "Product" shall hereinafter refer to the Xbox Product and the PS2 Product.

     2. DEVELOPMENT OF PS2 PRODUCT.

          (a) AMENDMENT TO XBOX PRODUCT MILESTONES. SCHEDULE C to the Agreement is hereby deleted in its entirety and replaced with the SCHEDULE C attached hereto as ATTACHMENT 1.

     3. DEVELOPMENT OF PS2 PRODUCT.

          (a) ADDITION OF PS2 PRODUCT. The terms and conditions of thc Original Agreement, as mended hereby, shall hereby be extended to include the PS2 Product.

          (b) MILESTONE SCHEDULES. Developer shall develop thc PS2 Product, and Interplay shall pay royalty advance milestone payments to Developer, in accordance with the Initial Milestone Schedule set forth in ATTACHMENT 2 hereto ("SCHEDULE C-1"). Subject to and upon completion of these initial PS2 Product milestones to the satisfaction of Interplay, and subject to Section 9.01 of the Agreement, Developer and Interplay shall mutually agree upon a detailed PS2 Product milestone and payment schedule for completion of the PS2 Product (the "FINAL PS2 PRODUCT MILESTONE SCHEDULE"), and Developer and Interplay shall incorporate such schedule into the Agreement. As with the Xbox Product milestones payments, all milestone payments set forth in the Initial and Final PS2 Milestone Schedules shall be (1) subject to Interplay's acceptance (which acceptance may be conveyed to Developer by Interplay via e-mail or by writing) of such milestone in accordance with the guidelines set forth in the Agreement, and (2) considered recoupable advances against royalties. Without limitation, the Final PS2 Product Milestone Schedule shall include third-party licensor (e.g., Sony and White Wolf) final approval milestones which must be satisfied before further milestone payments are due.

     4. AMENDMENT TO ROYALTY PAYMENTS. Subparagraphs (1), (2) and (3) of Paragraph E of SCHEDULE A to the Agreement ("PAYMENTS: ROYALTY") are hereby deleted in their entirety and replaced with the following:

     "(1) With respect to the sale or license of the Xbox Product (including OEM sales), a royalty equal to *** percent (***%) of net receipts (as defined below) for retail units ***; *** percent (***%) of net receipts for retail units ***; *** percent (***%) of net receipts for retail units ***; *** percent (***%) of net receipts for retail units ***; and *** percent (***%) of net receipts for retail units *** and above.

     (2) Developer shall receive the following royalty payments for conversions and derivatives of the Xbox Product:


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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     (a) Except for PC conversions, Developer shall receive a royalty in an amount equal to *** for any exploitation of conversions or derivatives of the Xbox Product (including the PS2 Product) for which Developer performs the development services for Interplay.

     (i) Developer shall receive a royalty equal to *** percent (***%) of net receipts for retail units *** and *** percent (***%) of net receipts for retail units *** and above for any exploitation of conversions of the Xbox Product to the PC for which Developer performs the development services for Interplay.

     (b) Developer shall receive a royalty equal to *** of the royalty rate set forth in subparagraph (1) for the exploitation of conversions or derivatives for which Developer does not perform the development services but Interplay utilizes the Developer's Game Engine. In such event Interplay shall pay to Developer the mutually agreed upon fee and Developer agrees such amount shall be an advance against any royalty payments to be paid Developer pursuant to this subsection E(2)(b).

     (c) Developer shall receive a royalty equal to *** of the royalty rate set forth in subparagraph (1) for the exploitation of conversions or derivatives for which Developer does not perform the development services and Interplay does not utilize the Developer's Game Engine."

     5. CROSS-COLLATERALIZATION. Developer acknowledges and agrees that the royalty advance milestone payments made by Interplay to Developer in connection with the Xbox Product and the PS2 Product shall be cross-collateralized.

     6. MILESTONE #11B PAYMENT. Interplay agrees to pay Developer the milestone #1lb payment, in the amount of $***, within *** days following the mutual execution and delivery of this Amendment.

     7. EFFECT OF DELAY OF MILESTONE # 13. Without limitation, in the event that the Developer fails to timely deliver to Interplay's satisfaction the Xbox Product Milestone 13 deliverables, Interplay thereafter shall incur no further development costs whatsoever associated with the Xbox Product, and any additional development work necessary to achieve final Xbox Milestone 13 deliverables shall be performed and funded solely by Developer.

     8. DEVELOPMENT AND DEBUG EQUIPMENT LOAN FOR PS2 PRODUCT. To the extent permitted by Sony Computer Entertainment America, Inc. ("SONY"), Interplay shall provide to Developer the use of four (4) Sony PlayStation 2 development stations, which are valued at *** each, and *** Sony PlayStation 2 "debug" stations, which are valued at *** each, for an aggregate total of *** in Sony equipment (the "PS2 EQUIPMENT"). Upon receipt of the PS2 Equipment, Developer shall provide Interplay with the serial numbers for the PS2 Equipment. Developer hereby represents and warrants that it has executed all agreements required by Sony to allow delivery to Developer of the PS2 Equipment and is in full compliance with the terms of all such agreements. Developer also agrees to the following: (i) Developer shall use the PS2 Equipment solely for the development of the PS2 Product and not for any other


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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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project or purpose; (ii) Developer shall maintain the PS2 Equipment in a safe and secure manner and insure the PS2 Equipment in an amount sufficient to cover the replacement cost of all PS2 Equipment in the event of loss or damage, naming Interplay as the insured on such insurance policy or policies; (iii) Developer shall not loan the PS2 Equipment, or any portion thereof, nor provide the PS2 Equipment, or any portion thereof, to any subcontractor without the prior written consent of Interplay or its designated representative, which consent shall be at Interplay's sole discretion; and (iv) Developer shall consent to inspection of the PS2 Equipment by Interplay, Sony, or their designated representative(s), which inspection shall be at Interplay's and Sony's sole discretion (as applicable), without announcement or prior notice to Developer. Upon request by Interplay, the PS2 Equipment shall be returned to Interplay, at Interplay's expense, (i) in the same condition as provided to Developer, reasonable wear and tear excepted, and (ii) within five (5) days of request by Interplay. Interplay may withhold milestone payment(s) and/or other amounts outstanding to Developer, but not to exceed two (2) times the value of the PS2 Equipment, at the time Interplay requests return of the PS2 Equipment until receipt and acceptance by Interplay of the PS2 Equipment in its entirety. Developer further acknowledges that Developer shall have no right, title or interest in and to the PS2 Equipment. In the event Sony permits and Interplay provides (in its sole discretion) Developer additional Sony PlayStation 2 development and/or debug stations, Developer acknowledges that it shall have no right, title or interest in and to these additional Sony PlayStation 2 development and/or debug stations.

     9. CAPITAL. Assuming Interplay's timely delivery of milestone payments in accordance with the terms of the Agreement, Developer represents that it shall continue to be sufficiently staffed and capitalized to undertake and timely complete its development obligations contemplated by the Agreement.

     10. INTEREST ON PAST OVERDUE PAYMENTS. Within ten (10) business days after the mutual execution and delivery of this Amendment Interplay shall pay to Developer a one-time additional payment of ***, such amount representing any and all out-of-pocket interest expense incurred by Developer as a direct consequence of milestone payments due to Developer but not timely paid by Interplay as of the date of this Amendment. The Interest Reimbursement Payment shall not be recoupable by Interplay against royalties due under the Agreement.

     11. INTEREST ON FUTURE OVERDUE PAYMENTS. From and after the date of this Amendment, Interplay agrees that in the event any milestone advance payments are more than *** days overdue pursuant to the terms of the Agreement, then Interplay shall pay Developer interest, at a rate of ***, on such overdue amounts calculated from the date such milestone payments were due. No such interest payments shall be recoupable by Interplay against royalties.

     12. TERMINATION OF PRODUCT. In the event Interplay (or any division thereof) or any successor-in-interest to the Product permanently terminates the development of the Product, Developer shall ***; provided, however, that any such use shall be subject to any and all necessary approvals of Interplay's licensor White Wolf, Inc. at its sole and absolute discretion.


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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     13. NO FURTHER MODIFICATIONS. Except as set forth above, the Original
Agreement remains in full force and effect without amendment or modification of any kind.

     IN WITNESS HEREOF, the parties hereto have executed this Amendment effective as of the date first written above.

"INTERPLAY"                                 "DEVELOPER"

INTERPLAY ENTERTAINMENT CORP.               HIGH VOLTAGE SOFTWARE, INC.

By:     /S/ JEFF GONZALEZ                   By:    /S/ JOHN W. KOPECKY
   ----------------------------------           -------------------------------

Name:   JEFF GONZALEZ                       Name:  JOHN W. KOPECKY
     --------------------------------            ------------------------------

Title:  CHIEF FINANCIAL OFFICER             Title: PRESIDENT
      -------------------------------             -----------------------------

By:     /S/ HERVE CAEN                      By:    /S/ KENNY GANOFSKY
   ----------------------------------          --------------------------------

Name:   HERVE CAEN                          Name:  KENNY GANOFSKY
     --------------------------------            ------------------------------

Title:  CHIEF EXECUTIVE OFFICER             Title: CHIEF EXECUTIVE OFFICER
      -------------------------------             -----------------------------


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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.



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                                  Attachment 1

                                   SCHEDULE C

                         HUNTER XBOX MILESTONE SCHEDULE




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                                  Attachment 2

                                  SCHEDULE C-1

                      HUNTER PS2 INITIAL MILESTONE SCHEDULE



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